SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

WABASH NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, includinag area code: (765) 771-5310

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On September 8, 2011, the Board of Directors of Wabash National Corporation (the “Company”) adopted the Wabash National Corporation Change in Control Severance Pay Plan (the “Plan”).  The Board adopted the Plan to encourage the continued employment with and dedication to the Company of certain of the Company's officers and employees, including the Company’s chief executive officer and other named executive officers (“Eligible Employees”), in the face of potentially distracting circumstances arising from the possibility of a change in control of the Company. The Plan replaces, upon its effectiveness, the Company’s previously disclosed Change in Control Severance Policy.

The Plan is to be effective for a period commencing on October 1, 2011 and ending on September 30, 2014; the term of the Plan shall be automatically extended for an additional 12 month period on October 1, 2014 and each subsequent 12 month period, unless the Company provides written notice to the Eligible Employees not less than six months before such date that the Company is electing not to extend the term of the Plan. In the event of a Change in Control Event (as defined in the Plan) during the term of the Plan, the term of the Plan shall be automatically extended, if necessary, so that it remains in full force and effect for the Change in Control Period (as defined in the Plan) relating to such Change in Control Event and until all payments required to be made thereunder have been made. Notwithstanding the foregoing, the Plan shall terminate on the later of same date as above or one year after the commencement of the Change in Control Period if a Change in Control (as defined in the Plan) has not been consummated; provided that the Board may extend the term of the Plan if, in its sole discretion, it makes a determination that a Change in Control Date (as defined in the Plan) is still pending.

If a Change in Control Date occurs during the term of the Plan and the Company terminates an Eligible Employee's employment during the Change in Control Period (1) other than for Cause (as defined in the Plan) or (2) the Eligible Employee terminates employment for Good Reason (as defined in the Plan), then the Company shall pay to the Eligible Employee salary and benefits accrued through the termination date plus the severance benefits listed on Schedule A to the Plan, provided further, that the Eligible Employee has executed a general release and waiver satisfactory to the Company. In addition, all equity compensation grants made to an Eligible Employee by the Company that are outstanding shall be accelerated and shall fully vest.  Notwithstanding the foregoing, equity compensation grants that vest or are earned based on satisfying performance goals will be treated in accordance with the terms of the plan or award agreements pursuant to which such grants have been made.

In order to receive benefits under the Plan, Eligible Employees must agree to certain restrictive covenants, including non-competition, non-solicitation of customers and non-solicitation of employees for periods designated on Schedule A to the Plan.

For purposes of the Plan the following definitions apply:

“Annual Base Salary” means, with respect to an Eligible Employee, the greater of (a) the annual base salary payable to the Eligible Employee by the Company and its affiliates as of the date of the Eligible Employee’s termination or (b) the amount equal to twelve times the highest monthly base salary paid or payable, including any base salary which has been earned but deferred, to the Eligible Employee by the Company and its Affiliates in respect of the twelve-month period immediately preceding the month in which the date of termination occurs.

“Cause” for termination of an Eligible Employee's employment by the Company shall be deemed to exist upon: (a) the employee’s willful and continued failure to perform his principal duties (other than any such failure resulting from vacation, leave of absence, or incapacity due to injury, accident, illness, or physical or mental capacity) as reasonably determined by the Board in good faith after the Eligible Employee has been given written, dated notice by the Board specifying in reasonable detail his failure to perform and specifying a reasonable period of time, but in any event not less than twenty (20) business days, to correct the problems set forth in the notice; (b) the Eligible Employee’s chronic alcoholism or addiction to non-medically prescribed drugs; (c) the Eligible Employee’s theft or embezzlement of the Company’s money, equipment,  securities, or other property; (d) the conviction of the Eligible Employee of, or the entry of a pleading of guilty or nolo contendre by the Eligible Employee to, any felony or misdemeanor involving moral turpitude or dishonesty; or (e) a material breach of any employment or similar agreement with the Company by the Eligible Employee, and the failure of the Eligible Employee to cure such breach within ten (10) business days of written notice thereof specifying the breach.  No act or omission on the part of the Eligible Employee shall be considered willful unless it is done by the Eligible Employee in bad faith or without reasonable belief that the Eligible Employee’s action was in the best interests of the Company.  Any act or omission based upon authority given pursuant to a resolution duly adopted by the Board of Directors of the Company or based upon the advice of counsel of the Company shall be conclusively deemed to be done by the Eligible Employee in good faith and in the best interests of the Company.

“Change in Control”  means any one of the following events occurs:

(1)  Any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value of  Company stock.  However, if any one person or more than one person acting as a group, owns more than 50% of the total fair market value of Company stock, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of Company (or to cause a change in the effective control of Company).

(2)  There is a change in the effective control of Company.  A change in the effective control of Company occurs on the date that either:

 (i)           Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of Company that represents 30% or more of the total voting power of Company stock; or

 (ii)            a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

(3)  Any one person, or more than one person acting as a group, acquires ownership of all or substantially all of the assets of Company.

“Change in Control Date” means, with respect to a Change in Control Event, the date of consummation of the Change in Control relating to such Change in Control Event.

“Change in Control Event” means the earlier to occur of (i) a Change in Control or (ii) the execution and delivery by the Company of an agreement providing for a Change in Control.

“Change in Control Period” means the period commencing upon a Change in Control Event and ending two years after the Change in Control Date.

“Good Reason” means, with respect to an Eligible Employee: (i) a material diminishment of the Eligible Employee’s position, duties or responsibilities as existed immediately prior to a Change in Control Event; (ii) the assignment by the Company to the Eligible Employee of substantial additional duties or responsibilities which are materially inconsistent with the duties or responsibilities then being carried by the Eligible Employee immediately prior to a Change in Control Event; (iii) a material breach of any employment or similar agreement with the Eligible Employee by the Company, and the failure of the Company to cure such breach within thirty (30) business days of written notice thereof specifying the breach; (iv) an Eligible Employee who is an executive officer is no longer employed at the senior surviving entity after a Change in Control, (v) a material reduction in the Eligible Employee’s aggregate Base Salary and Annual Bonus, or (vi) any requirement that the Eligible Employee relocate, by more than 50 miles, the principal location from which the Eligible Employee performs services for the Company.  Good Reason shall not exist unless (A) the Eligible Employee shall have delivered notice to the Company within ninety (90) days of the occurrence of such event constituting Good Reason, and (B) the Company fails to remedy the circumstances giving rise to the Eligible Employee’s notice within thirty (30) days of receipt of notice.  The Eligible Employee must terminate his employment at a time agreed reasonably with the Company, but in any event within one hundred fifty (150) days from the occurrence of an event constituting Good Reason.

“Target Annual Bonus” means, with respect to an Eligible Employee, the greater of (i) the amount that would be paid to the Eligible Employee as an annual bonus payment assuming the target level of performance for the year, as set by the Compensation Committee, had been achieved and (ii) the average annual bonus awarded to the Eligible Employee for the prior two calendar years.

It is the intent of the parties to the Plan that payments or benefits payable under the Plan not be subject to the additional tax imposed pursuant to Section 409A of the Internal Revenue Code (the “Code”).

If the Eligible Employee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any right to receive any payment or other benefit under the Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for Eligible Employee under the Plan, and other benefit arrangements, would cause any payment or benefit to the Eligible Employee under the Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Eligible Employee from the Company under the Plan and other benefit arrangements would be less than the maximum after-tax amount that could be received by Eligible Employee without causing any such payment or benefit to be considered a Parachute Payment.  In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Agreement, in conjunction with all other rights, payments, or benefits to or for the Eligible Employee under the Plan and other  benefit arrangements would cause the Eligible Employee to be considered to have received a Parachute Payment under the Plan that would have the effect of decreasing the after-tax amount received by the Eligible Employee as described in clause (ii) of the preceding sentence, then the Eligible Employee shall have the right, in the Eligible Employee’s sole discretion, to designate those rights, payments, or benefits under the Plan, and other benefit arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Eligible Employee under the Plan be deemed to be a Parachute Payment; provided, however, that in order to comply with Section 409A of the Code, the reduction or elimination will be performed in the order in which each dollar of value subject to a right, payment of benefit reduces the Parachute Payment to the greatest extent.

The following benefits and restrictive periods are set forth as Schedule A to the Plan:

Chief Executive Officer
An amount equal to the sum of:  (1) three times the Eligible Employee's Annual Base Salary and (2) three times the Eligible Employee’s Target Annual Bonus.  The Eligible Employee will also receive a pro-rata portion of the Eligible Employee’s Target Annual Bonus for the year in which the Date of Termination occurs and outplacement counseling services equal to no greater than twenty-five thousand dollars ($25,000).   The Eligible Employee will also receive reimbursement of COBRA cost for a period of eighteen (18) months.

The Restricted Period for post-employment obligations is twenty-four (24) months, and the Company allocates an amount equal to twelve (12) months of the Eligible Employee's Annual Base Salary and the Eligible Employee’s Target Annual Bonus as the reasonable value to the Company of the post-employment obligations.

All Company Officers, other than CEO, including all other officers of the Company who are “Named Executive Officers” calculated in accordance with Item 402 of Regulation S-K
An amount equal to the sum of:  (1) two times the Eligible Employee's Annual Base Salary and (2) two times the Eligible Employee’s Target Annual Bonus.  The Eligible Employee will also receive a pro-rata portion of the Eligible Employee’s Target Annual Bonus for the year in which the Date of Termination occurs and outplacement counseling services equal to no greater than twenty-five thousand dollars ($25,000).   The Eligible Employee will also receive reimbursement of COBRA cost for a period of eighteen (18) months.

The Restricted Period for post-employment obligations is twenty-four (24) months, and the Company allocates an amount equal to twelve (12) months of the Eligible Employee's Annual Base Salary and the Eligible Employee’s Target Annual Bonus as the reasonable value to the Company of the post-employment obligations.

All other Named Executives, as specifically designated by Board of Directors action
An amount equal to the sum of:  (1) one times the Eligible Employee's Annual Base Salary and (2) one times the Eligible Employee’s Target Annual Bonus.  The Eligible Employee will also receive a pro-rata portion of the Eligible Employee’s Target Annual Bonus for the year in which the Date of Termination occurs and outplacement counseling services equal to no greater than twenty-five thousand dollars ($25,000).   The Eligible Employee will also receive reimbursement of COBRA cost for a period of twelve (12) months.

The Restricted Period for post-employment obligations is twelve (12) months, and the Company allocates an amount equal to six (6) months of the Eligible Employee's Annual Base Salary and the Eligible Employee’s Target Annual Bonus as the reasonable value to the Company of the post-employment obligations.

The foregoing summary of the Plan is qualified in its entirety by the full text of the Plan, which is filed herewith as Exhibit 99.1

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1  Wabash National Corporation Change in Control Severance Pay Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wabash National Corporation

Date: September 14, 2011	By:	/s/ Mark J. Weber
Mark J. Weber
Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1  Wabash National Corporation Change in Control Severance Pay Plan